UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2015

Bristow Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-31617	72-0679819
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification Number)

2103 City West Blvd.,
4th Floor Houston, Texas	77042
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 267-7600

Former Name or Former Address, if Changed Since Last Report:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Senior Secured Credit Facilities — On September 29, 2015, Bristow Group Inc. (the “Company”) entered into the Sixth Amendment to Amended and Restated Revolving Credit and Term Loan Agreement (the “Amendment”) by and among the Company, the lenders party thereto and SunTrust Bank, as administrative agent (the “Administrative Agent”), which amends that certain Amended and Restated Revolving Credit and Term Loan Agreement, dated as of November 22, 2010 (as previously amended, the “Credit Agreement”), by and among the Company, the lenders from time to time party thereto, the Administrative Agent and the other parties thereto. As of June 30, 2015, the Company was in compliance with the two financial covenants in the Credit Agreement which are a maximum leverage ratio and a minimum interest coverage ratio. The Amendment, among other things (i) amends the maximum leverage ratio from 4.00:1.00 for all periods to 4.75:1.00 for the quarters ending from the date of the Amendment through December 31, 2016, to 4.50:1.00 for the quarters ending March 31, 2017 through December 31, 2017, and to 4.25:1.00 for the quarters ending March 31, 2018 through June 30, 2018, after which period the maximum leverage ratio will revert to 4.00:1.00 through maturity, (ii) amends the minimum interest coverage ratio from 2.75:1.00 for all periods to 2.00:1.00 for the quarters ending from the date of the Amendment through December 31, 2016, to 2.25:1.00 for the quarters ending March 31, 2017 through December 31, 2017, and to 2.50:1.00 for the quarters ending March 31, 2018 through June 30, 2018, after which period the minimum interest coverage ratio will revert to 2.75:1.00 through maturity, and (iii) increases the applicable margin on loans and the commitment fee on unused amounts of revolving commitments if the leverage ratio is greater than 4.25:1.00. The foregoing summary of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of such Amendment, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description of Exhibit

10.1	Sixth Amendment to Amended and Restated Revolving Credit and Term Loan Agreement, dated as of September 29, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 2, 2015

BRISTOW GROUP INC.

By:	/s/ Joseph A. Baj
Joseph A. Baj
Vice President and Treasurer

Exhibit Index

Exhibit Number	Description of Exhibit

10.1	Sixth Amendment to Amended and Restated Revolving Credit and Term Loan Agreement, dated as of September 29, 2015.